UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22389

Salient Alternative Strategies I Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Alternative Strategies Institutional Fund	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/12

Date of reporting period: 12/31/12

Item 1. Reports to Stockholders.

Alternative Strategies Fund

Salient Alternative Strategies I Fund

Shareholders’ Report

DECEMBER 31, 2012

Dear SAS Investors:

As we enter our fifth year of managing the Salient Alternative Strategies complex (comprised of the Salient Alternative Strategies Master Fund and its feeder funds, Salient Alternative Strategies Fund, Salient Alternative Strategies I Fund and Salient Alternative Strategies, L.P., (collectively, “SAS” or the “Fund”)), we are both proud of our accomplishments over the past year, and excited about the future for the Fund.

In 2012, SAS outperformed its index, the HFRX Equal-Weighted Strategies Index, which gained 2.48% for the year. The past year was marked by several major events, including resolution to much of the instability in Europe, continued intervention by the world’s monetary authorities, and political elections in many of the world’s developed economies. As markets navigated these challenges, investors bore witness to a broad array of market conditions, including ‘risk-on’, ‘risk-off’, and everything in between. Throughout it all, we believe the Fund’s outperformance was driven by two key factors: a diligent manager selection process that focuses on locating persistent sources of alpha for the portfolio; and direct, low-cost implementation of returns driven by Beta.

Our manager selection continued to add value to the SAS portfolio. We continue to utilize quantitative screening techniques to identify sources of systematic risk, or Beta, within a manager’s return stream. This approach to understanding the core drivers of manager performance led us to avoid Long/Short Equity strategies, and allocate additional capital to Macro managers. While on average, Macro managers produced meager returns for 2012, with the HFRI Global Macro Index gaining 0.37%, our global macro managers turned out to be some of the strongest performers within our portfolio, outperforming the index by 18.2% for the year. We believe that this dispersion between our Macro managers and the index is representative of the value our manager selection process adds to the portfolio.

While SAS’s allocation to Tactical Credit has always focused on directly accessing the risk premium available to owners of High Yield Bonds and other credit-sensitive instruments, 2012 marked the addition of direct strategies to both our Asset Allocators and Relative Value buckets. Rooted in academic literature, these rules-based strategies seek to harness the alternative beta that we believe comprise a key component of hedge fund returns. We look forward to growing our arsenal of direct strategies as we continue our research into innovative ways to build additional sources of diversifying potential returns into the SAS portfolio.

For the reasons described above, we are optimistic about the outlook for the Fund in 2013 and beyond. We believe that the combination of our innovative approach to portfolio construction, with its combination of hedge fund managers with track records of generating both “top-down” and “bottom-up” alpha and a low-cost approach to complimenting those managers with alternative beta will continue to benefit the Fund’s performance. Further, our investor-friendly structure that includes strong current underlying liquidity levels, in addition to our 1099 tax reporting, will be an attractive proposition for investors.

We remain grateful for your patience and support. If you have any questions, please do not hesitate to call our Sales Desk at 800.725.9456, or me directly at 713.993.4068.

William Enszer

Salient Advisors, L.P.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies I Fund:

We have audited the accompanying statement of assets and liabilities of Salient Alternative Strategies I Fund (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salient Alternative Strategies I Fund as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from April 1, 2010 to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

March 1, 2013

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment in the Master Fund, at fair value (cost $37,533,085)	$36,431,990
Investments in securities, at fair value (cost $401,591)	401,591

Total investments	36,833,581
Cash	577,235
Receivable from the Master Fund	11,654,002
Prepaids and other assets	825

Total assets	49,065,643

Liabilities:
Distributions payable	518,028
Subscriptions received in advance	300,000
Redemptions payable	11,537,565
Shareholder Servicing Fees payable	29,726
Accounts payable and accrued expenses	8,639

Total liabilities	12,393,958

Net assets	$36,671,685

Net assets consist of:
Paid-in-capital	$38,036,095
Accumulated net investment income	409,226
Accumulated net realized loss	(672,541)
Net unrealized depreciation on investments	(1,101,095)

Net assets	$36,671,685

Net asset value per share outstanding (2,525,440 shares outstanding)	$14.52

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value	% of Net Assets
Investment in the Master Fund
Salient Alternative Strategies Master Fund (99.35% of Net Assets)	37,153	$36,431,990

Total Investment in the Master Fund (Cost $37,533,085)		36,431,990	99.35%

Investments in Securities
Registered Investment Companies
Money Market Funds (1.10% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	401,591	401,591

Total Money Market Funds		401,591

Total Investments in Securities (Cost $401,591)		401,591	1.09%

Total Investments (Cost $37,934,676)		$36,833,581	100.44%

All securities are income producing.

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Operations

Year Ended December 31, 2012

Expenses:
Amortization of offering costs	$7,457
Shareholder Servicing Fees	133,288
Professional fees	13,527
Regulatory printing and filing fees	27,497
Registration fees	11,334
Other expenses	8,426

Total expenses	201,529

Net investment loss	(201,529)

Net realized and unrealized gains (losses) from investments:
Net realized loss from investment in the Master Fund	(275,631)
Distribution from Master Fund	2,485,001
Change in unrealized appreciation/depreciation from investment in the Master Fund	1,781,002

Net realized and unrealized gain from investments	3,990,372

Net increase in net assets resulting from operations	$3,788,843

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statements of Changes in Net Assets

	Year End December 31, 2012	Year End December 31, 2011
Net assets, beginning of period	$59,389,930	$33,124,135
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(201,529)	612,683
Net realized gain (loss) from investment in the Master Fund	2,209,370	(396,307)
Change in unrealized appreciation/depreciation from investment in the Master Fund	1,781,002	(2,752,332)

Net increase (decrease) in net assets resulting from operations	3,788,843	(2,535,956)

Distributions	(2,280,176)	(619,961)

Change in net assets from distributions	(2,280,176)	(619,961)

Capital Transactions:
Subscriptions	2,829,149	37,148,739
Proceeds from reinvestment of dividends	1,762,147	616,086
Redemptions	(28,818,208)	(8,343,113)

Change in net assets from capital transactions	(24,226,912)	29,421,712

Net assets, end of period	$36,671,685	$59,389,930

Accumulated net investment income	$409,226	$405,930

Share Transactions:
Issued	196,441	2,478,860
Reinvested	121,352	43,351
Redeemed	(1,971,288)	(585,638)

Change in shares	(1,653,495)	1,936,573

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Cash Flows

Year Ended December 31, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,788,843
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(2,694,346)
Proceeds from disposition of investments	29,613,068
Reinvestment of dividends received	(2,471,893)
Net realized loss from investment in the Master Fund	275,631
Change in unrealized appreciation/depreciation from investment in the Master Fund	(1,781,002)
Change in operating assets and liabilities:
Receivable from the Master Fund	(5,916,006)
Prepaids and other assets	16,609
Payable to Adviser	(77,547)
Shareholder Servicing Fees payable	(11,124)
Accounts payable and accrued expenses	(5,905)

Net cash provided by operating activities	20,736,328

Cash flows from financing activities:
Subscriptions	1,629,149
Redemptions	(23,377,773)
Distributions	(3,875)

Net cash used in financing activities	(21,752,499)

Net decrease in cash	(1,016,171)
Cash at beginning of period	1,593,406

Cash at end of period	$577,235

Supplemental schedule of non-cash activity:
Reinvestments of dividends received	$2,471,893
Proceeds from reinvestment of dividends	1,762,147

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements

December 31, 2012

(1) ORGANIZATION

Salient Alternative Strategies I Fund (the “SAS I Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended and the Securities Act of 1933, commenced operations on April 1, 2010, as a non-diversified, closed-end management investment company. The SAS I Fund was created to serve as a feeder fund for the Salient Alternative Strategies Master Fund (the “Master Fund”). The SAS I Fund has authorized and issued 33,333,333 and 2,525,440 common shares of beneficial interest (“Common Shares”), respectively, which may be issued in more than one class or series. For convenience, reference to the SAS I Fund may include the Master Fund, as the context requires.

The SAS I Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. Prior to June 21, 2012, the SAS I Fund’s investment objective was to generate positive returns regardless of the overall direction of various markets. The SAS I Fund pursues its investment objective by investing substantially all of its assets in the Master Fund which invests its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Master Fund’s consolidated financial statements, Consolidated Schedule of Investments and Notes to Consolidated Financial Statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s net assets owned by the SAS I Fund on December 31, 2012, was 39.91%.

The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the SAS I Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the SAS I Fund’s investment program subject to the ultimate supervision of the Board.

Under the SAS I Fund’s organizational documents, the SAS I Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the SAS I Fund. In the normal course of business, the SAS I Fund enters into contracts with service providers, which also provide for indemnifications by the SAS I Fund. The SAS I Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the SAS I Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the SAS I Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The SAS I Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(c) PORTOLIO SECURITIES TRANSACTIONS

The SAS I Fund records investment transactions on a trade-date basis.

Investments that are held by the SAS I Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the SAS I Fund’s valuation policies, making recommendations to the Board on valuation related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or Citi Fund Services Ohio, Inc., the SAS I Fund’s independent administrator (the “Independent Administrator”).

Investments held by the SAS I Fund are valued as follows:

•

MASTER FUND – The SAS I Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value, using the net asset value (“NAV”) of the Master Fund as a practical expedient. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s Notes to Consolidated Financial Statements included elsewhere in this report.

•

OTHER – Fixed-income securities maturing within a relatively short time and of sufficient credit quality may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy, based on the inputs used to value the investments.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the SAS I Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the SAS I Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the SAS I Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(g) INCOME TAXES

The SAS I Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. As of December 31, 2012, the SAS I Fund intends to obtain automatic Internal Revenue Service approval to change its tax year end to December 31.

For the current open tax year and for all major jurisdictions, management of the SAS I Fund has evaluated the tax positions taken or expected to be taken or expected to be taken in the course of preparing the SAS I Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the SAS I Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the SAS I Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2012, the SAS I Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The tax character of dividends paid to shareholders as of the latest tax years ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2012	$2,280,176	$—	$2,280,176	$—	$2,280,176
October 31, 2012	619,359	602	619,961	—	619,961

The tax character of dividends paid to shareholders during the tax year ended October 31, 2011 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
October 31, 2011	$14,548	$—	$14,548	$326,223	$340,771

As of the latest tax years ended in 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)	Total Accumulated Earnings (Deficit)
December 31, 2012	$409,226	$—	$(421,455)	$(1,352,181)	$(1,364,410)
October 31, 2012	282,148	—	(262,159)	(547,300)	(527,311)

(1)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2012, the SAS I Fund had net capital loss carryforwards (“CLCFs”) as summarized in the table below. The CLCFs are not subject to expiration.

Short-term	Long-term
Amount	Amount	Total
$—	$421,455	$421,455

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the SAS I Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. Under the Regulated Investment Company Modernization Act of 2010, the SAS I Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and nonspecified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The SAS I Fund did not have any such deferred losses for the tax year ended December 31, 2012.

(h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the SAS I Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the SAS I Fund.

Common Shares are issued pursuant to the DRP at the SAS I Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Common Shares and still be entitled to receive the dividend).

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The SAS I Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine fair value of the SAS I Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets

•	Level 2 – investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the ‘‘near term’’

•	Level 3 – investments with significant unobservable inputs or investments that cannot be fully redeemed at the NAV in the ‘‘near term’’; these are investments that generally have one or more of the

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the SAS I Fund owns more than 25% of the Investment Fund’s total net assets)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of December 31, 2012, of the SAS I Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
Investments
Investment in the Master Fund	$—	$—	$36,431,990	$36,431,990
Money Market Funds	401,591	—	—	401,591

Total Investments	$401,591	$—	$36,431,990	$36,833,581

The categorization of the SAS I Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the SAS I Fund, may be classified as Level 1 investments.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2012:

	Fair Value as of December 31, 2012	Valuation Technique	Liquidity of Investments	Adjustments To NAV **
Investment
Investment in the Master Fund	$36,431,990	NAV as Practical Expedient *	Greater than Quarterly	None

Total Investment	$36,431,990

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Master Fund. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the probability that the Master Fund will be sold at a value significantly different than the reported expedient NAV.

The SAS I Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2011	Gross Purchases	Gross (Sales)	Reinvestment of Dividends Received	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2012
Investment
Investment in the Master Fund	$59,733,144	$2,057,818	$(29,336,236)	$2,471,893	$(275,631)	$1,781,002	$36,431,990

Total Investment	$59,733,144	$2,057,818	$(29,336,236)	$2,471,893	$(275,631)	$1,781,002	$36,431,990

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/ depreciation from Level 3 investments held at December 31, 2012, is $1,781,002.

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first business day of each month, the SAS I Fund will issue new Common Shares. The SAS I Fund issues Common Shares in a public offer registered under the Securities Act of 1933. No public market exists for the Common Shares, and none is expected to develop. The SAS I Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the SAS I Fund’s Declaration of Trust.

The SAS I Fund reserves the right to reject any applications for subscription of Common Shares. The $300,000 in subscriptions received in advance as of December 31, 2012, represents subscriptions for SAS I Fund Common Shares received prior to the January 2013 closing.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the SAS I Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the SAS I Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. Since the SAS I Fund’s assets are invested in the Master Fund, the ability of the SAS I Fund to have its Common Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the SAS I Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the SAS I Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the SAS I Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the SAS I Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2012, substantially all of the investments made by the SAS I Fund were in the Master Fund.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the SAS I Fund invests either directly or through the Master Fund may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The SAS I Fund’s risk of loss in these Investment Funds is limited to the SAS I Fund’s pro rata share of the value of such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the SAS I Fund pays the Independent Administrator a monthly administration fee based on the month end, aggregate, net asset value of the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The SAS I Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The Independent Administrator also provides the SAS I Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

The Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s NAV determined at the end of each month. So long as the SAS I Fund invests all of its investable assets in the Master Fund, the SAS I Fund will not pay the Adviser directly any Investment Management Fee; however, should the SAS I Fund not invest all of its investable assets in the Master Fund, it may be charged the 0.75% Investment Management Fee directly. The SAS I Fund’s shareholders bear an indirect portion of the Investment Management Fee paid by the Master Fund, through the SAS I Fund’s investment in the Master Fund. For the year ended December 31, 2012, the Investment Management Fee incurred by the Master Fund was $897,968.

(b) EXPENSE LIMITATION AGREEMENT

Through an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser contractually agreed to limit total annualized expenses of the SAS I Fund, through January 31, 2012, including a portion of the indirect expenses (exclusive of borrowing and investment-related costs) allocated to the SAS I Fund from its proportionate investment in the Master Fund, to the amount of 2.0% of net assets of the SAS I Fund. This Expense Limitation Agreement has not been renewed.

Under the Expense Limitation Agreement, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the SAS I Fund’s expenses fall below the lesser of the stated limit at the time of the waiver or the current stated limit. The SAS I Fund, however, is not obligated to pay any such amount beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense. There were no remaining previously reimbursed expenses subject to recoupment as of December 31, 2012.

(c) DISTRIBUTION AND SERVICING AGREEMENTS

Salient Capital, L.P., an affiliate of the Adviser, acts as the distributor (the “Distributor”) of Common Shares of the SAS I Fund. The SAS I Fund’s Common Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor for such RIA to offer Common Shares. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from the SAS I Fund any of the Common Shares. There is no minimum aggregate amount of Common Shares of the SAS I Fund required to be purchased.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

In consideration for providing or procuring investor services and administrative assistance to the SAS I Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 0.25% (on an annualized basis) of each shareholders account balance, calculated at the end of each month, payable quarterly in arrears. The Adviser may engage one or more sub-servicing agents to provide some or all of the services. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

(9) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2012	Year Ended December 31, 2011	For the period from April 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$14.21	$14.77	$15.00
Income (loss) from operations:
Net investment income (loss)[2]	(0.06)	0.15	0.15
Net realized and unrealized gain (loss) from investments	1.09	(0.57)	(0.23)

Net increase (decrease) resulting from operations	1.03	(0.42)	(0.08)
Distributions	(0.72)	(0.14)	(0.15)

Net asset value, end of period	$14.52	$14.21	$14.77

Net investment income (loss) to average net assets[3]	(0.39)%	1.04%	1.84%

Total operating expenses to average net assets[3]	0.39%	0.53%	1.49%

Total operating expenses to average net assets net of reimbursements or recoupments[3],4	0.39%	0.78%	0.71%

Portfolio turnover[5]	11.65%	54.92%	57.50%

Total return[6]	7.24%	(2.87)%	(0.51)%

Net Assets, end of period (000s)	$36,672	$59,390	$33,124

1	The SAS I Fund commenced operations on April 1, 2010.
2	Calculated using the average shares.
3

Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. The gross operating expenses are the expenses before reimbursement to the SAS I Fund or recoupment by the Adviser. Ratios have been annualized for periods less than twelve months.

4

In accordance with the Expense Limitation Agreement, reimbursed expenses include expenses of the Master Fund, accounting for 1.21% for the year ended December 31, 2012, 1.06% for the year ended December 31, 2011 and 1.29% for the period April 1, 2010 through December 31, 2010. The net expense ratio for the SAS I Fund, including the applicable Master Fund expenses, is 1.60%, 1.84% and 2.00%, for December 31, 2012, December 31, 2011 and the period April 1, 2010 through December 31, 2010, respectively.

5

The SAS I Fund is invested substantially in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund. Portfolio turnover is not annualized for periods less than twelve months.

6	The total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(10) SUBSEQUENT EVENTS

The SAS I Fund accepts initial or additional applications for Common Shares generally as of the first day of the month. Investor subscriptions for Common Shares totaled approximately $300,000 for January 2013.

Based on the net assets of the SAS I Fund, the Advisor recommended to the Board that a tender offer in an amount up to $6.5 million be made for the quarter ending March 31, 2013 to those shareholders who elect to tender their Common Shares prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer with a February 21, 2013 expiration date was mailed to investors of the SAS I Fund and approximately $5 million was tendered, which was accepted pursuant to the tender offer rules.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information

December 31, 2012

(Unaudited)

Trustees and Officers

The SAS I Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the SAS I Fund who are responsible for the SAS I Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the SAS I Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2012), the position held with the SAS I Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The SAS I Fund, Master Fund and Salient Alternative Strategies Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 38 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee; Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

(1)

This person’s status as an “interested” trustee arises fromhis affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee- only financial planner and investment advisor) since 1996	7	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 51 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011
Dr. Bernard Harris Age: 56 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	7	The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011
G. Edward Powell Age: 76 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott E. Schwinger Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (Since 2010)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008;
John E. Price Age: 45 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2012.

Asset Class[1]	Fair Value%	%
Event Driven	$79,014	0.08
Top Down Alpha	24,863,125	25.64
Bottom Up Alpha	42,003,426	43.32
Tactical Credit	5,553,585	5.73
Money Market Funds	21,515,319	22.19
Corporate Bonds	1,856,407	1.91
Sovereign Bonds	1,087,806	1.13

Total Investments	$96,958,682	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The SAS I Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The SAS I Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the SAS I Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the SAS I Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The SAS I Fund’s prospectus includes additional information about Trustees of the SAS IFund. The prospectus is available, without charge, upon request by calling 1-800-725-9456.

Privacy Policy

The SAS I Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the SAS I Fund’s policy regarding disclosure of nonpublic personal information.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the SAS I Fund’s service providers, including the SAS I Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the SAS I Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

This Page Intentionally Left Blank

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Shareholders’ Report

December 31, 2012

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Salient Alternative Strategies Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and the period from February 1, 2010 (commencement of operations) to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient Alternative Strategies Master Fund and Subsidiary as of December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from February 1, 2010 to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

March 1, 2013

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in Investment Funds, at fair value (cost $59,464,059)	$66,945,565
Investments in securities, at fair value (cost $29,149,575)	30,013,117

Total investments	96,958,682
Cash	32,435,843
Deposits with brokers for futures contracts	9,090,609
Deposits with brokers for swap agreements	3,000,000
Foreign currency, at value (cost $96,598)	98,774
Receivable from investments sold	7,166,933
Dividends and interest receivable	3,663
Receivable from broker for swap agreements	176,100
Prepaids and other assets	5,523

Total assets	148,936,127

Liabilities:
Line of credit	33,672,384
Subscriptions received in advance	526,525
Redemptions payable	22,759,119
Distributions payable	100,000
Unrealized loss on swap agreements	89,277
Variation margin payable	153,230
Investment Management Fees payable	210,348
Administration fees payable	31,295
Interest expense payable	2,928
Accounts payable and accrued expenses	95,939

Total liabilities	57,641,045

Net assets	$91,295,082

Net assets consist of:
Paid-in-capital	$94,887,455
Accumulated net investment loss	(5,684,426)
Accumulated net realized loss	(5,632,716)
Net unrealized appreciation on investments	7,724,769

Net assets	$91,295,082

Net asset value per share outstanding (93,103 shares outstanding)	$980.58

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

December 31, 2012

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.09% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)	589	$79,014

Total Event Driven		79,014

Top Down Alpha (27.23% of Net Assets)
CTA
Salem Global Opportunity Fund (Offshore), Ltd. (Cayman Islands)	663	569,195
Global Macro
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	4,248	5,251,532
D.E. Shaw Heliant International Fund, L.P. (Bermuda)		10,977,250
MKP Opportunity Offshore, Ltd. (Cayman Islands)	27,946	8,065,148

Total Top Down Alpha		24,863,125

Bottom Up Alpha (46.01% of Net Assets)
Alphabet Offshore Fund, Ltd. (Cayman Islands)	7,000	7,156,522
AQR Delta Offshore Fund LP (Cayman Islands)		1,256,426
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	60,000	6,771,156
D.E. Shaw Composite International Fund (Bermuda)		55,105
Hudson Bay Overseas Fund, Ltd. (United States)	4,748	8,212,080
Millennium International, Ltd. (Cayman Islands)	6,000	6,163,978
Overseas CAP Partners, Inc. (Cayman Islands)	75	578,560
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	10,898	11,247,012
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	562,587

Total Bottom Up Alpha		42,003,426

Total Investments in Investment Funds (Cost $59,464,059)		66,945,565	73.33%

Investments in Securities
Registered Investment Companies
United States
Exchange Traded Funds (6.08% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund(1)	103,883	5,553,585

Total Tactical Credit		5,553,585

Total Exchange Traded Funds		5,553,585

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Registered Investment Companies (continued)
United States (continued)
Money Market Funds (23.57% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund(1)	21,515,319	$21,515,319

Total Money Market Funds		21,515,319

Total United States		27,068,904

Total Registered Investment Companies		27,068,904

Corporate Bonds (2.03% of Net Assets)
United States
Highland Park CDO, Ltd., 0.64%, 11/25/51(1)(2)	2,263,911	1,856,407

Total United States		1,856,407

Total Corporate Bonds		1,856,407

Sovereign Bonds (1.19% of Net Assets)
Mexico
Republic of Mexico, 6.50%, 06/10/21(1)(3)	12,950,000	1,087,806

Total Mexico		1,087,806

Total Sovereign Bonds		1,087,806

Total Investments in Securities (Cost $29,149,575)		30,013,117	32.87%

Total Investments (Cost $88,613,634)		$96,958,682	106.20%

All securities are non-income producing unless noted otherwise.

Investments are pledged as collateral to secure borrowings under the line of credit agreement.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security
(2)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(3)	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Long Gilt	March 2013	4	$(772,597)	$3,250
CBOE Volatility Index	February 2013	276	(5,106,000)	(172,366)
10 Year Australia Treasury Bond	March 2013	6	(768,172)	363
NYMEX WTI Crude (a)	February 2013	26	(2,387,320)	(108,246)
Cotton No. 2 (a)	March 2013	21	(788,970)	(37,701)
Gold 100 OZ (a)	February 2013	4	(670,320)	16,587
Copper (a)	March 2013	12	(1,095,750)	2,448
Coffee "C" (a)	March 2013	30	(1,617,750)	138,773
Primary Aluminium (a)	February 2013	16	(824,400)	13,950
Live Cattle (a)	February 2013	26	(1,375,920)	(34,198)
Lean Hogs (a)	February 2013	8	(274,320)	(8,450)
LME Lead (a)	February 2013	11	(638,000)	(24,785)
Primary Nickel (a)	February 2013	5	(511,050)	13,874
Zinc (a)	February 2013	10	(517,000)	(11,469)
Natural Gas (a)	February 2013	4	(134,040)	13,277
SoyBean (a)	March 2013	7	(493,325)	22,199
Sugar #11 (World) (a)	March 2013	104	(2,272,525)	94
Silver (a)	March 2013	2	(302,270)	11,713

			$(20,549,729)	$(160,687)

Future Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index	March 2013	38	$1,575,350	$22,560
CAC 40 10 Euro	January 2013	18	865,209	(1,533)
E-Mini S&P 500	March 2013	13	923,065	(687)
E-Mini S&P MidCap 400	March 2013	10	1,018,100	8,972
German Stock Index	March 2013	4	1,005,490	(606)
Hang Seng China Enterprises Index	January 2013	13	960,332	15,866
Hang Seng Index	January 2013	8	1,170,180	9,228
SGX/S&P Cnx Nifty Index	January 2013	147	1,750,182	4,915
S&P/Toronto Stock Exchange 60 Index	March 2013	12	1,716,975	16,724
OMXS 30 Index	January 2013	43	732,797	2,617
Russell 2000 Mini Index	March 2013	9	761,940	18,738
FTSE/MIB Index	March 2013	7	753,131	19,374
Tokyo Price Index	March 2013	15	1,491,861	131,856

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
MSCI Taiwan Index	January 2013	33	$907,500	$10,411
CBOE Volatility Index	March 2013	76	1,489,600	(265,702)
CBOE Volatility Index (VIX)	April 2013	79	1,611,600	(157,662)
CBOE Volatility Index (VIX)	May 2013	79	1,659,000	(155,062)
CBOE Volatility Index (VIX)	June 2013	77	1,686,300	35,494
ASX SPI 200 Index	March 2013	14	1,677,308	16,761
FTSE 100 Index	March 2013	14	1,329,760	(12,561)
Corn (a)	March 2013	17	593,513	(34,276)
Cocoa (a)	March 2013	36	804,960	(111,220)
Brent Crude (a)	March 2013	13	1,428,570	47,286
Heating Oil (a)	February 2013	8	1,018,685	17,345
Gas Oil (a)	February 2013	11	1,019,700	1,346
Wheat (CBT) (a)	March 2013	13	505,700	(66,186)
GasOnline RBOB (a)	February 2013	8	927,931	45,724

			$31,384,739	$(380,278)

Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS-Strangle Index	Goldman Sachs International	9/5/2013	$15,712,313	$—
Salient DB Index (a)(b)	Deutsche Bank AG	12/18/2017	14,910,723	(89,277)

(a)	These investments are held by Salient Alternative Strategies Offshore Fund, Ltd. (the "Subsidiary").
(b)	Proprietary index linked to the performance of certain transactions, primarily over the counter foreign exchange and currency option transactions, undertaken by a number of segregated portfolios.

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Operations

Year Ended December 31, 2012

Investment income:
Dividend income	$311,127
Interest income	289,632

Total investment income	600,759

Expenses:
Investment Management Fees	897,968
Administration fees	95,087
Amortization of offering costs	20,187
Interest expense	502,971
Legal fees	141,291
Professional fees	83,180
Trustees fees	120,000
Other expenses	131,679

Total expenses	1,992,363

Net investment loss	(1,391,604)

Net realized and unrealized gains (losses) from investments:
Net realized gains from investments and foreign currency translations	1,024,693
Net realized loss from futures contracts	(26,121)
Net realized gains from written option contracts	158,879
Net realized gains from swap agreements	712,313
Change in unrealized appreciation/depreciation from investments	8,400,729

Net realized and unrealized gains from investments	10,270,493

Net increase in net assets resulting from operations	$8,878,889

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011
Net assets, beginning of period	$125,916,374	$99,974,045
Net increase (decrease) in net assets resulting from operations:
Net investment loss	(1,391,604)	(968,331)
Net realized gains from investments	1,869,764	58,902
Change in unrealized appreciation/depreciation from investments	8,400,729	(3,053,324)

Net increase (decrease) in net assets resulting from operations	8,878,889	(3,962,753)

Distributions	(5,895,439)	(2,277,491)

Change in net assets from distributions	(5,895,439)	(2,277,491)

Capital Transactions:
Subscriptions	5,430,389	48,025,363
Proceeds from reinvestment of dividends	5,782,331	2,167,491
Redemptions	(48,817,462)	(18,010,281)

Change in net assets from capital transactions	(37,604,742)	32,182,573

Net assets, end of period	$91,295,082	$125,916,374

Accumulated net investment loss	$(5,684,426)	$(2,818,263)

Share Transactions:
Issued	5,511	47,252
Reinvested	5,896	2,257
Redeemed	(49,434)	(18,635)

Change in shares	(38,027)	30,874

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Cash Flows

Year Ended December 31, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,878,889
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(68,883,881)
Proceeds from disposition of investments	141,609,048
Net realized gains from investments	(1,024,693)
Net realized gains from written options contracts	(158,879)
Net realized gains from foreign currency	2,447
Change in unrealized appreciation/depreciation from investments	(8,400,729)
Change in unrealized appreciation/depreciation from foreign currency	9,932
Accretion of discount	(8,491)
Change in operating assets and liabilities:
Deposits with brokers for futures contracts	(9,631,575)
Deposits with brokers for swap agreements	(3,000,000)
Foreign currency, at fair value	(98,774)
Receivable from investments sold	(4,227,422)
Dividends and interest receivable	232,595
Receivable from broker on swap agreements	(176,100)
Variation margin on future contracts	153,230
Prepaids and other assets	(1,906)
Investment Management Fees payable	(50,910)
Administration fees payable	31,295
Interest expense payable	(51,029)
Accounts payable and accrued expenses	37,881

Net cash provided by operating activities	55,240,928

Cash flows from financing activities:
Subscriptions	5,956,914
Redemptions	(39,442,977)
Distributions	(123,108)
Proceeds from line of credit	43,000,000
Repayments on line of credit	(32,350,000)

Net cash used in financing activities	(22,959,171)

Net increase in cash	32,281,757
Cash at beginning of period	154,086

Cash at end of period	$32,435,843

Supplemental schedule of cash activity:
Cash paid for interest	$554,000
Supplemental schedule of non-cash activity:
Proceeds from reinvestment of dividends	$5,782,331

See accompanying Notes to Consolidated Financial Statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements

December 31, 2012

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds. The Master Fund has authorized and issued 900,000 and 93,103, respectively, common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. Prior to June 21, 2012, the Master Fund’s investment objective was to generate positive returns regardless of the overall direction of various markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s Consolidated Financial Statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Master Fund” includes both the Master Fund and the Subsidiary.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The consolidated financial statements include the accounts of the Master Fund and the Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the consolidated financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds comprising the total portfolio in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of December 31, 2012.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter exchange on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that is considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are valued at the closing “bid” and “ask” prices for such options on the date of determination and are typically categorized as Level 2 in the fair value hierarchy. If no such bid or ask price is reported, the positions shall be valued at the last sales price on the valuation day. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the options. Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Equity swap agreements are valued at their last sale price on the over-the-counter market on the valuation date. If no such price is reported by such exchange or over-the-counter market on the valuation date, the Adviser Valuation Committee and/or the Board Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy, based on the inputs used to value the investments. Where no value is readily available from a Investment Fund or other security, or where a value supplied by a Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser, will determine, in good faith, the fair value of the Investment Fund or other security. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee and/or the Board Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

All open derivative positions at year-end are reflected in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Master Fund invests in option contracts as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. During the period, the Master Fund invested in written put option contracts to better manage risk related to certain strategies in the Master Fund’s portfolio.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The Master Fund had the following transactions in written put options during the year ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	(10,784)	(158,879)
Options expired	10,784	158,879

Options outstanding at December 31, 2012	—	$—

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). In general, payments are made by the Master Fund to the broker if total equity falls below the initial margin when marked to the closing price at the end of each day. The underlying securities are not physically delivered. The Master Fund recognizes a gain or loss equal to the daily fluctuations in the value of the underlying security. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of year-end, the Master Fund is invested in equity and propriety index swaps. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The Master Fund typically enters into swap agreements on a net basis, paying or receiving the net amount of the two returns exchanged. Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk, and counterparty risk.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that altered the ability of the Master Fund to continue to claim certain exclusions. Prior to adopting these amendments, registered investment companies could engage in unlimited futures transactions and options thereon, provided that the investment advisor to the company claimed an exclusion from regulation as a commodity pool operator. In connection with its management of the Master Fund, the Adviser claimed such an exclusion from registration as a commodity pool operator and trading adviser under the Commodity Exchange Act, as amended (the “CEA”). Therefore, for the year ended December 31, 2012, neither the Master Fund nor the Adviser was subject to the registration and regulatory requirements of the CEA. However, pursuant to these amendments, the Adviser was required to register as a commodity pool operator and is subject to regulation and additional reporting requirements under the CEA effective January 1, 2013. Certain aspects of the amended rules are yet to be determined, and such determination may dictate the appropriate course of action for the Master Fund with respect to its CFTC compliance obligations. Such regulatory aspects, when determined, may increase costs for the Master Fund.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Master Fund to use swap agreements as well as futures contracts and options on futures contracts or commodities and may substantially increase regulatory compliance costs for the Adviser and the Master Fund. As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Master Fund is uncertain.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2012, and where such derivatives are recorded:

	Assets	Liabilities
	Variation Margin^	Unrealized Loss on Swap Agreements	Variation Margin^
Equity Risk Exposure:
Futures Contracts	$661,745	$—	$1,202,710
Total Return Swap Agreements	—	89,277	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2012:

	Net Realized Gain (Loss) from Derivatives	Change in Unrealized Appreciation/ Depreciation from Derivatives
Equity Risk Exposure:
Futures Contracts	$(26,121)	$(540,965)
Written Put Options	158,879	—
Total Return Swap Agreements	712,313	(89,277)

Volume of Derivative Activity

The following is a summary of the average monthly notional value of futures contracts purchased and sold in the Master Fund for the year ended December 31, 2012, as well as the notional amount of futures contracts outstanding as of December 31, 2012:

	Monthly Average Notional Amount	Notional Amount Outstanding at December 31, 2012
Futures contracts purchased	$17,699,342	$31,384,739
Futures contracts sold	(9,293,129)	(20,549,729)
Swap agreements	7,639,803	30,623,036

(g) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(h) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

(i) INCOME TAXES

The Master Fund intends to continue to qualify as a RIC by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. When investing in Investment Funds, the Master Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). Investments in foreign securities may result in foreign taxes being withheld by the issuer of such

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

securities. As of December 31, 2012, the Master Fund intends to obtain automatic Internal Revenue Service approval to change its tax year end to December 31.

For the current open tax year and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2012, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The Subsidiary is an exempted Cayman investment company for tax purposes. The Subsidiary has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking exempting it from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiary is a Controlled Foreign Corporation for U.S. income tax purposes, and is therefore not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gains, to the extent of its earnings and profits, are consolidated into the Master Fund’s investment company taxable income.

The Master Fund’s tax cost as of December 31, 2012, was $98,038,925 resulting in accumulated net unrealized appreciation of $(1,019,659) consisting of $8,791,043 in gross unrealized appreciation and $(9,810,702) in gross unrealized depreciation.

As of the applicable tax years ended in 2012, the following reclassifications have been made to increase (decrease) such accounts in the Master Fund with offsetting adjustments as indicated:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in-Capital
December 31, 2012	$2,248,975	$(2,248,975)	$—
October 31, 2012	2,171,905	(2,171,905)	—

The tax character of dividends paid to shareholders during the applicable tax years ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2012	$5,792,106	$—	$5,792,106	$—	$5,792,106
October 31, 2012	2,380,824	—	2,380,824	—	2,380,824

The tax character of dividends paid to shareholders during the tax year ended October 31, 2011 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
October 31, 2011	$1,580,169	$—	$1,580,169	$—	$1,580,169

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

As of the applicable tax years ended in 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
December 31, 2012	$2,883,025	$—	$(5,455,739)	$(1,019,659)	$(3,592,373)
October 31, 2012	5,792,106	—	(6,843,545)	(252,019)	(1,303,458)

(1)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

As of December 31, 2012, the Master Fund had net capital loss carryforwards (“CLCFs”) as summarized in the tables below:

CLCFs subject to expiration:

Amount	Expires
$1,141,078	2018
2,010,908	2019

CLCFs not subject to expiration:

Short-term Amount	Long-term Amount	Total
$—	$2,303,753	$2,303,753

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the Master Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. Under the Regulated Investment Company Modernization Act of 2010, the Master Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following tax year. The Master Fund had deferred losses, which will be treated as arising on the first day of the following tax year ends:

	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred
December 31, 2013	$—	$—
December 31, 2012	—	566,721

(j) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Common Shares are issued pursuant to the DRP at the Master Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period in which an investor can purchase Common Shares and still be entitled to receive the dividend).

(k) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(l) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The adoption of ASU 2011-11 will have no effect on the Master Fund’s net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Master Fund’s financial statement disclosures.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical assets

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the Master Fund owns more than 25% of the Investment Fund’s total net assets)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The following is a summary categorization as of December 31, 2012, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1		LEVEL 2		LEVEL 3	Total
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$—	$79,014	$79,014	$—
Top Down Alpha	—	—	13,885,875	—	10,977,250	24,863,125	—
Bottom Up Alpha	—	—	28,434,627	—	13,568,799	42,003,426	—
Investment Securities
Registered Investment Companies
Money Market Funds	21,515,319	—	—	—	—	21,515,319	—
Tactical Credit	5,553,585	—	—	—	—	5,553,585	—
Corporate Bonds	—	—	1,856,407	—	—	1,856,407	—
Sovereign Bonds	—	—	1,087,806	—	—	1,087,806	—
Derivative Instruments
Futures Contracts	—	(540,965)	—	—	—	—	(540,965)
Equity Swap Agreements	—	—	—	(89,277)	—	—	(89,277)

Total	$27,068,904	$(540,965)	$45,264,715	$(89,277)	$24,625,063	$96,958,682	$(630,242)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investments, such as futures contracts and swap agreements. These financial instruments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2012:

	Fair Value as of December 31, 2012	Valuation Technique	Liquidity of Investments	Adjustments To NAV**
Investments
Investment Funds
Passive Foreign Investment Companies
Event Driven	$79,014	NAV as Practical Expedient *	N/A	None
Top Down Alpha	10,977,250	NAV as Practical Expedient *	Monthly or Greater	None
Bottom Up Alpha	13,568,799	NAV as Practical Expedient *	Quarterly or Greater	None

Total Investments	$24,625,063

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following:

the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 as of December 31, 2012, based on levels assigned to investments on December 31, 2011, are included in the table below. Transfers between Levels 2 and 3 in the fair

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

value hierarchy generally relate to changes in liquidity provisions of the Investment Funds. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2011	Transfers Out	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2012
Passive Foreign Investment Companies
Event Driven	$13,797,082	$—	$—	$(13,991,971)	$146,742	$127,161	$79,014
Top Down Alpha	48,488,106	(13,885,875)	—	(27,880,164)	(1,193,057)	5,448,240	10,977,250
Bottom Up Alpha	67,158,158	(28,434,627)	11,500,000	(40,520,259)	1,068,880	2,796,647	13,568,799
Tactical Credit	6,503,672	(1,497,291)	—	(5,103,064)	138,188	(41,505)	—

Total Investments	$135,947,018	$(43,817,793)	$11,500,000	$(87,495,458)	$160,753	$8,330,543	$24,625,063

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Consolidated Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2012 is $3,602,981.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2012, that may qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000's)	Redemption Frequency*	Notice Period (in Days)*		Redemption Restrictions and Terms*
Event Driven(a)	Seek to profit from companies expecting to face major corporate events.	$79	Quarterly		65	None
Top Down Alpha(b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	24,863	Monthly - Annually	≤	90	None
Bottom Up Alpha(c)	Invest simultaneously in long and short positions across various asset classes.	42,003	Monthly - Annually		30-90	None
		$66,945

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the fair value as percentage of net assets and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of net assets as of December 31, 2012:

Passive Foreign Investment Companies:	Fair Value as % of Net Assets	Redemption Frequency	Redemption Restrictions and Terms
Alphabet Offshore Fund, Ltd.	7.84%	Quarterly	None
Blue Mountain Credit Alternatives Fund, Ltd.	7.42%	Quarterly	25% per Quarter
BTG Pactual Global Emerging Markets, Ltd.	5.75%	Quarterly	None
D.E. Shaw Heliant International Fund, L.P.	12.02%	Monthly	8.33% per Month
Hudson Bay Overseas Fund, Ltd.	9.00%	Quarterly	None
Millenium International, Ltd.	6.75%	Quarterly	25% per Quarter & 0-1 year; 4% early redemption fee
MKP Opportunity Offshore, Ltd.	8.83%	Monthly	None
Saba Capital Offshore Fund, Ltd.	12.32%	Quarterly	0-1 year lock-up period

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first day of each month, the Master Fund will issue new Common Shares. The Common Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Common Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Common Shares, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

The Master Fund reserves the right to reject any applications for Common Shares. The $526,525 in subscriptions received in advance as of December 31, 2012 represents subscriptions for the Master Fund Common Shares received prior to the January 2013 closing.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the Master Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser expects that it will recommend to the Board that

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

the Master Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Master Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2012, the Master Fund held investments in Investment Funds, securities and other derivatives.

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $13,535,724 and $103,961,212, respectively.

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial or additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Independent Administrator a monthly administration fee based on the month end, aggregate, net asset value of

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The Independent Administrator also provides the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s net asset value determined at the end of each month. For the year ended December 31, 2012, $897,968 was incurred for Investment Management Fees.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for the purpose of making investments, funding repurchases of Master Fund Common Shares and for other working capital and general Master Fund purposes.

For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds. The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s operations, including preventing the Master Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Loan Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $40,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Loan Agreement. Borrowings under the Loan Agreement are secured by the Master Fund’s investments. The Loan Agreement provides for interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate plus a spread of 1.75% per annum, payable quarterly in arrears. The average amount of borrowings during the year ended December 31, 2012 was $20,468,655. The weighted average interest rate paid on the line of credit on borrowings during the year ended December 31, 2012 was 2.39%. The asset coverage ratio per unit, per one thousand dollars of indebtedness, is $3,711. The current credit facility agreement expires on September 28, 2016.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

(11) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011	For the period from February 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$960.24	$997.18	$1,000.00
Income (loss) from operations:
Net investment loss	(11.96)[2]	(7.39)[2]	(12.51)
Net realized and unrealized gain (loss) from investments	95.62 [2]	(13.60)[2]	24.16

Net increase (decrease) resulting from operations	83.66	(20.99)	11.65
Distributions	(63.32)	(15.95)	(14.47)

Total	20.34	(36.94)	(2.82)

Net asset value, end of period	$980.58	$960.24	$997.18

Net investment loss to average net assets[3]	(1.20)%	(0.74)%	(1.32)%

Total operating expenses to average net assets[3,4]	1.72%	1.42%	1.42%

Portfolio turnover[5]	11.65%[6]	54.92%	57.50%

Total return[7]	8.71%	(2.11)%	1.16%

Net assets, end of period (000s)	$91,295	$125,916	$99,974

Asset coverage per $1,000 unit of senior indebtedness[8]	$3,711
Short-term borrowings, end of period (000s)	$33,672

1	The Master Fund commenced operations on February 1, 2010.
2	Calculated using average shares.
3	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months.
4	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Investment Funds.
5	Not annualized for periods less than twelve months.
6	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategy that includes investing in short-term derivative instruments.
7	Total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.
8

Calculated by subtracting the Master Fund’s total liabilities (not including borrowings) from the Master Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(12) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Common Shares generally as of the first day of the month. Investor subscriptions for Common Shares totaled approximately $526,525 for January 2013.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

Based on the net assets of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount up to $17,600,000 be made for the quarter ending March 31, 2013 to those shareholders who elect to tender their Common Shares prior to the expiration of the tender offer period. The Board approved such recommendation and shareholders in the Master Fund were notified of a tender offer with a February 21, 2013 expiration date and approximately $11 million was tendered.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of December 31, 2012.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information

December 31, 2012

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2012), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 38 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee; Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

(1)

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee- only financial planner and investment advisor) since 1996	7	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 51 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011
Dr. Bernard Harris Age: 56 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	7	The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011
G. Edward Powell Age: 76 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott E. Schwinger Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (Since 2010)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008;
John E. Price Age: 45 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2012.

Asset Class [1]	Fair Value	%
Event Driven	$79,014	0.08
Top Down Alpha	24,863,125	25.64
Bottom Up Alpha	42,003,426	43.32
Tactical Credit	5,553,585	5.73
Money Market Funds	21,515,319	22.19
Corporate Bonds	1,856,407	1.91
Sovereign Bonds	1,087,806	1.13

Total Investments	$96,958,682	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

Privacy Policy

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Salient Advisors, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase & Co.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Salient 4265 San Felipe, 8th Floor, Houston, Texas 77027 +1 713 993 4675 salientpartners.com

4265 San Felipe, 8th Floor, Houston, Texas 77027 +7139934675

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$10,250	$10,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Alternative Strategies Master Fund (the “Master Fund”), Salient Alternative Strategies I Fund (the “Institutional Fund”) and Salient Alternative Strategies Fund (the “SAS Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, Lee G. Partridge and Jeremy L. Radcliffe.

Mr. Blaisdell has served as an Investment Committee Member since January 2010 and Chief Executive Officer/Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2010 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Radcliffe has served as an Investment Committee Member since January 2010 and Managing Director of Salient since August 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Partridge has served as an Investment Committee Member since 2011 and as a Managing Director & Chief Investment Officer of Salient since 2011. Prior to joining Salient, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies and the Deputy Chief Investment Officer of the Teacher Retirement System of Texas, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2012: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	12	$3.78 billion	21	$1.18 billion	>1420	$9.96 billion (1)
Andrew B. Linbeck	12	$3.78 billion	21	$1.18 billion	>1420	$9.96 billion (1)
Jeremy L. Radcliffe	4	$203.8 million	13	$930.5 million	1	$8.71 billion (1)
Lee G. Partridge	9	$3.28 billion	14	$588 million	>1420	$9.62 billion

(1)	Messrs. Blaisdell, Linbeck and Radcliffe serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell and Linbeck have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell and Linbeck have discretion in their capacities as principal executive officers of such entities/clients.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	$0	5	$439.6 million	3	$8.77 billion
Andrew B. Linbeck	0	$0	5	$439.6 million	3	$8.77 billion
Jeremy L. Radcliffe	0	$0	2	$188.6 million	1	$8.71 billion
Lee G. Partridge	0	$0	1	$15 million	1	$8.71 billion

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Partridge and Radcliffe indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Partridge and Radcliffe receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Partridge and Radcliffe also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Blaisdell, Linbeck, Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck, Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2012 by each Investment Committee Member (1).

Investment Committee Member	Master Fund (2)	Institutional Fund	SAS Fund
John A. Blaisdell	$10,001 to $50,000	$250,001 to $500,000	$10,001 to $50,000
Andrew B. Linbeck	$10,001 to $50,000	Over $1,000,000	$10,001 to $50,000
Jeremy L. Radcliffe	<$10,000	Over $1,000,000	<$10,000
Lee G. Partridge	<$10,000	$250,001 to $500,000	<$10,000

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	Includes indirect beneficial ownership in the Master Fund through an unregistered feeder fund

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Alternative Strategies I Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: February 25, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 25, 2013